UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

Juniata Valley Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-13232	232235254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets Mifflintown, Pennsylvania	17059
(Address of principal executive offices)	(Zip Code)

(717) 436-8211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

Juniata Valley Financial Corporation’s original 8-K reporting the acquisition by Juniata of FNBPA Bancorp, Inc. indicated that Juniata would subsequently file the financial statements required by this Item 9.01. However, Juniata subsequently determined that is not required to file financial statements with respect to the acquisition of FNBPA because the acquisition was not a “significant’ transaction as defined in Regulation S-X.

(b)	Pro Forma Financial Information

Juniata Valley Financial Corporation’s original 8-K reporting the acquisition by Juniata of FNBPA Bancorp, Inc. indicated that Juniata would subsequently file the financial statements required by this Item 9.01. However, Juniata subsequently determined that is not required to file financial statements with respect to the acquisition of FNBPA because the acquisition was not a “significant’ transaction as defined in Regulation S-X.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

JUNIATA VALLEY FINANCIAL CORP.
(Registrant)

Dated: January 29, 2016	/s/ JoAnn McMinn
JoAnn McMinn
Executive Vice President and Chief Financial Officer